OrthoPediatrics Corp. March 2018 Mark Throdahl, CEO Fred Hite, CFO

Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. Before you invest, you should read the most recently filed Annual Report on Form 10-K and other documents the Company has filed and will file with the SEC for more complete information about the Company. You may obtain these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. The Company owns or has rights to use a number of registered and common law trademarks, service marks and trade names in connection with its business in the United States and in certain foreign jurisdictions, including the OrthoPediatrics name and logo. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may be without the ® and ™ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, service marks and trade names. This presentation contains additional trademarks, service marks and trade names of others, which are the property of their respective owners. All trademarks, service marks and trade names appearing in this presentation are, to the Company’s knowledge, the property of their respective owners. Use of Non-GAAP Financial Measures This presentation includes the non-GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this presentation represents net loss, plus interest expense (income), net plus other expense (income), depreciation and amortization, stock-based compensation expense, accelerated vesting of restricted stock upon our IPO, public company costs and initial public offering costs. Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance. Management uses the measure as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis. The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. 2

Highlights 3 Orthopedic company focused exclusively on pediatric orthopedics Protected market opportunity: $1.1 billion U.S., $2.5 billion globally in 2016 High U.S. procedure concentration: <300 hospitals and ~1,200 surgeons Focused call point: generalists who use our entire product portfolio Broadest product offering: 24 systems specifically designed for children Sustainable competitive advantage: - Comprehensive product offering - Clinical education programs - Surgeon relationships - Experienced sales organization FY17 revenue of $45.6 million, up 22%. Consecutive year of 20+% growth since 2011. Recent IPO will, among other things, fund consigned sets and accelerate proven strategy Large Market Proprietary Technology Scalable Business

OP Today Treated 20,000 patients in 2017 24 surgical systems; 3,000 SKUs; strong pipeline 69 direct employees; 75 focused FTE sales reps Global sales organization focused on pediatric orthopedic surgeons in 37 countries 25 issued patents; 25 pending patents Only non-founding Chief Medical Officer in the industry who is a fellow surgeon Average FDA approval time: < ½ industry average History of stable reimbursement One of the 100 Best Places to Work in Indiana Improving the lives of children with orthopedic conditions Company Snapshot Cause 4 A Company Built on a CAUSE Gideon with CMO Peter Armstrong, M.D., c. 1995. Gideon’s drawing of his girlfriend, 2016.

Our Key Idea Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty OP’s Market Impact 5 Screws Through Growth Plate Screws Parallel To Growth Plate Superior Clinical Outcomes Children Are Not Small Adults Re-Purposed Adult Plate OP’s Solution

38% 62% Large and Focused Market Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market Trauma & Deformity $401M OP’S $2.5 Billion Current Addressable Global Market $1.1 Billion U.S. Addressable Market Procedures (%) High Concentration of Pediatric Trauma & Deformity and Scoliosis Procedures Smart Implants $299M Scoliosis $285M Sports Medicine $116M 268 U.S. Hospitals 3,157 U.S. Hospitals 6

Product Line Diversification $46 million sales in 2017 22% revenue growth in 2017 No dependency on one product family Growth across all products Comparable gross margins on all products 2017 Revenue by Segment 7 2017 Revenue by Product Family 72% 3% 25% Sports Medicine/ Other Trauma & Deformity Scoliosis 24% 25% 22% 7% 20% 28% 14% 35% 22% 34% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2017 Revenue Growth % by Product Family

A Proven Strategy Since 2011 8 Deploy Instrument Sets Sales Focus On Teaching Institutions and High Volume Hospitals Expand Addressable Procedures Expand Clinical Training Programs Goals Accelerate sales growth Develop novel technologies

5 New Systems in 2017

Trauma & Deformity



PediPlate Physeal Tethering System

2017 Product Launches



Titanium PediPlates® System
(expands physeal tethering offering)



Clavicle Plate System
(first pediatric specific system)



Wrist Fusion Plate System
(first pediatric specific system)

Scoliosis



RESPONSE 5.5mm and 5.5/6.0 Systems

2017 Product Launches





FIREFLY® Pedicle Screw Navigation Guides
(complementary to RESPONSE Spine System)

Sports Medicine



ACL Reconstruction System

2017 Product Launches



Medial Patella Femoral Ligament Reconstruction System
(complementary to ACL Reconstruction System)

9

10 From 24 to 29 Surgical Systems in 2018 2018 Product Launches PediPlate PediNail Intramedullary Nail System Osteogenesis Imperfecta Nail System PediNail Intramedullary Nail System (expands into adolescent cases) BandLoc 4.5/4.75/5.0mm System BandLoc 5.5/6.0mm Sublaminar Banding System Trauma & Deformity Scoliosis RESPONSE 5.5mm and 5.5/6.0 Systems 2018 Product Launches PediFoot (first pediatric system) RESPONSE 4.5/4.75/5.0mm System (Maximizes intraoperative flexibility)

New Systems in Development 11 Signed LOI on pediatric implant Formed task force of leading tethering surgeons Emerging procedure with adult lumbar fixation product Allows intervention in patients as young as 10 Reversible, non-fusion procedure Signed LOI on working prototype active intramedullary nail System does not use magnets OP will offer significant improvements on current technology Embodiments in IM nailing and scoliosis Smart Implants Spinal Tethering

Sports Medicine Strong Pipeline Expanding Our Addressable Market Spine Foot & Ankle Hip & Long Bone CMF Proximal Humerus Elbow Hand & Wrist Pelvis Clavicle Rib OP Today OP Tomorrow Now Under Development Demonstrated ability to expand portfolio to full array of pediatric surgeries 12 Growing Rods

Global Sales Coverage United States 77% of 2017 Revenue 33 Sales Agencies, most of which are exclusive International 23% of 2017 Revenue 2 Sales Agencies + 31 Stocking Distributors Sales in 37 countries + the United States Current customers in every major children’s hospital in the United States Internationally, surgeons pull us into their markets and introduce us to well-respected distributors Direct in UK, IRE, AUS, NZ 13

Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture New Competitors Would Face Formidable Obstacles “The ship has sailed.” Barriers to Entry 14

What Does Category Leadership Mean? Surgeon relationships and clinical education Relationships with surgeons who use entire portfolio Major provider of clinical education Leading supporter of surgical societies Custom instruments business Attractive growth and margin profile Consistent growth since 2011 76% gross margins History of efficient capital utilization Robust organic growth opportunities $2.5 billion addressable global market Limited focused competition Focused, experienced distribution Instrument set placements drive growth Broadest, most innovative product offering 11-year clinical understanding New product pipeline Gateway to pediatric market for distributed products and joint product developments 15

Financial Review

$9.3 $13.3 $15.8 $18.4 $24.9 $28.8 $34.9 $0.9 $2.8 $3.9 $5.3 $6.1 $8.5 $10.7 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2011 2012 2013 2014 2015 2016 2017 R ev enu e ( $ in Mi lli on s) U.S. International Consistent 20+% Revenue Growth 17 $45.6

$19.3 $22.5 $26.8 $32.8 $3.6 $7.4 $9.4 $11.6 $0.8 $1.1 $1.1 $1.2 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2014 2015 2016 2017 R ev enu e ( $ in Mi lli on s) Trauma & Deformity Scoliosis Sports Medicine/Other Category Revenue Summary 18

Revenue Seasonality 2016 2017 Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 19 21% 26% 27% 26% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 R ev en u e as % o f To ta l Y e ar 22% 26% 27% 25% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 R ev en u e as % o f To ta l Y e ar

Income Statement Summary 20 ($ in Millions) Year Ended December 31 2014 2015 2016 2017 Revenue $23.7 $31.0 $37.3 $45.6 Growth % 21% 31% 20% 22% Gross Profit $16.6 $21.6 $26.4 $34.5 Margin % 70% 70% 71% 76% Operating Expenses $23.7 $28.2 $32.5 $40.9 Operating Loss ($7.1) ($6.6) ($6.1) ($6.5) Net Loss ($9.5) ($7.9) ($6.6) ($8.9)

Adjusted EBITDA Reconciliation 21 Year Ended December 31 ($ in Millions) 2016 2017 Net Loss ($6.6) ($8.9) Interest expense 1.5 2.5 Other expense (income) (1.0) (0.0) Depreciation and amortization 1.9 2.4 Stock-based compensation 1.2 1.4 Accelerated vesting of restricted stock - 2.0 Public company costs - 0.5 Initial public offering costs 2.0 - Adjusted EBITDA ($1.0) ($0.1)

Balance Sheet 22 Assets Liabilities Cash $42.6 Accounts Payable $5.5 Accounts Receivable 5.6 Debt 25.5 Inventory 20.5 Accrued Expenses 2.9 PP&E (net) 10.4 All Other Liabilities 1.0 Intangibles 2.3 Paid In Capital 150.4 All Other 0.9 Accumulated Deficit (103.1) Total Assets $82.3 Total Liabilities / Equity $82.3 ($ in Millions) Year Ended December 31, 2017

Summary Surgeon relationships and clinical education Attractive growth and margin profile Robust organic growth opportunities Broadest, most innovative product offering 23